CLEARBRIDGE ENERGY MIDSTREAM OPPORTUNITY FUND INC.

Schedule of investments (unaudited)	February 28, 2023

(Percentages shown based on Fund net assets)

SECURITY	SHARES/UNITS	VALUE
MASTER LIMITED PARTNERSHIPS - 99.0%
Diversified Energy Infrastructure - 39.1%
Energy Transfer LP	4,176,293	$52,871,869
Enterprise Products Partners LP	1,807,049	46,133,961
Genesis Energy LP	1,060,650	12,271,721
Plains All American Pipeline LP	2,175,671	28,827,641
Plains GP Holdings LP, Class A Shares	2,053,665	28,566,480	*

Total Diversified Energy Infrastructure		168,671,672

Gathering/Processing - 24.8%
Crestwood Equity Partners LP	709,490	17,545,688
DCP Midstream LP	728,976	30,456,617
Hess Midstream LP, Class A Shares	565,288	15,500,197
Western Midstream Partners LP	1,669,556	43,425,151

Total Gathering/Processing		106,927,653

Global Infrastructure - 4.1%
Brookfield Infrastructure Partners LP	531,566	17,546,994

Liquids Transportation & Storage - 13.9%
Delek Logistics Partners LP	136,030	6,858,633
Holly Energy Partners LP	482,232	8,718,754
Magellan Midstream Partners LP	664,890	35,345,552
NuStar Energy LP	598,470	9,342,117

Total Liquids Transportation & Storage		60,265,056

Natural Gas Transportation & Storage - 5.0%
Cheniere Energy Partners LP	439,793	21,743,366

Oil, Gas & Consumable Fuels - 0.6%
Green Plains Partners LP	200,000	2,568,000

Oil/Refined Products - 11.3%
MPLX LP	1,407,331	48,735,872

Propane - 0.2%
Suburban Propane Partners LP	66,060	1,006,094

TOTAL MASTER LIMITED PARTNERSHIPS (Cost - $405,121,595)		427,464,707

	SHARES
COMMON STOCKS - 46.2%
ENERGY - 45.6%
Oil, Gas & Consumable Fuels - 45.6%
Antero Midstream Corp.	2,134,686	22,499,590
DT Midstream Inc.	120,000	6,024,000
Enbridge Inc.	603,209	22,632,402
Enviva Inc.	266,000	11,586,960
Equitrans Midstream Corp.	714,724	4,309,786

See Notes to Schedule of Investments.

ClearBridge Energy Midstream Opportunity Fund Inc. 2023 Quarterly Report	1

CLEARBRIDGE ENERGY MIDSTREAM OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2023

(Percentages shown based on Fund net assets)

SECURITY		SHARES	VALUE
Oil, Gas & Consumable Fuels - (continued)
Kinder Morgan Inc.		1,249,630	$21,318,688
ONEOK Inc.		362,917	23,752,918
Targa Resources Corp.		564,753	41,848,197
TC Energy Corp.		385,541	15,348,387
Williams Cos. Inc.		921,675	27,742,418

TOTAL ENERGY			197,063,346

INDUSTRIALS - 0.6%
Commercial Services & Supplies - 0.6%
Aris Water Solutions Inc., Class A Shares		183,470	2,597,935

TOTAL COMMON STOCKS (Cost - $209,812,913)			199,661,281

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $614,934,508)			627,125,988

	RATE
SHORT-TERM INVESTMENTS - 1.0%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost - $4,100,222)	4.412%	4,100,222	4,100,222 (a)

TOTAL INVESTMENTS** - 146.2% (Cost - $619,034,730)			631,226,210
Mandatory Redeemable Preferred Stock, at Liquidation Value - (12.0)%			(51,900,070)
Other Liabilities in Excess of Other Assets - (34.2)%			(147,517,903)

TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0%			$431,808,237

*	Non-income producing security.

**	The entire portfolio is subject to a lien, granted to the lender and Senior Note holders, to the extent of the borrowings outstanding and any additional expenses.

(a)	Rate shown is one-day yield as of the end of the reporting period.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

2	ClearBridge Energy Midstream Opportunity Fund Inc. 2023 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Energy Midstream Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on April 5, 2011 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 99,432,982 shares of $0.001 par value common stock. The Fund’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions. There can be no assurance that the Fund will achieve its investment objective.

The Fund seeks to achieve its objective by investing primarily in energy midstream entities. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in energy midstream entities including entities structured as both partnerships and corporations (the 80% policy). For purposes of the 80% policy, the Fund considers investments in midstream entities as those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids and natural gas. The Fund considers an entity to be within the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, fractionating, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. “Managed Assets” means net assets plus the amount of borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to

3

Notes to Schedule of Investments (unaudited) (cont’d)

supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Pursuant to policies adopted by the Board of Directors, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

4

Notes to Schedule of Investments (unaudited) (cont’d)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Master Limited Partnerships	$427,464,707	—	—	$427,464,707
Common Stocks	199,661,281	—	—	199,661,281

Total Long-Term Investments	627,125,988	—	—	627,125,988

Short-Term Investments†	4,100,222	—	—	4,100,222

Total Investments	$631,226,210	—	—	$631,226,210

†	See Schedule of Investments for additional detailed categorizations.

5